UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant [  ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

TAURIGA SCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
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TAURIGA SCIENCES, INC.

555 Madison Avenue, 5th Floor

New York, New York 10022

August   , 2019

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of Tauriga Sciences, Inc., a Florida corporation (the “Company”) to be held at 9:00 a.m., Eastern Time, on September 10, 2019, at 555 Madison Avenue, 5th Floor, New York, NY 10022. For your convenience, you may also attend the Special Meeting online at www.virtualshareholdermeeting.com/TAUG2019SM. For further instructions on how to participate in the meeting online, please see information set forth in the accompanying Proxy Statement.

Matters to be presented for action at the Special Meeting include a proposal to increase the total number of authorized shares of common stock, par value $.00001 per share (“Common Stock”) from 100,000,000 to 400,000,000 shares (“Proposal 1”) and a proposal to approve the adjournment of the Special Meeting to solicit additional proxies if there are insufficient shares represented at the Special Meeting to achieve quorum or to approve Proposal 1.

Reasons for the Proposed Share Increase: From time to time, we rely on our equity capital to raise funds, hire employees, consultants or advisors, to potentially acquire businesses that will enhance our current activities, to reserve sufficient shares for the conversion or exercise of issued securities and to retain flexibility to respond to current and future business needs and opportunities as they arise. We currently have 2,754,326 shares of Common Stock available under our Articles of Incorporation based on the number of shares of our Common Stock currently issued and outstanding (75,895,090) and the shares of Common Stock reserved under contractual agreements (21,350,584)1. In addition, we are party to an outstanding debt instrument convertible into shares of Common Stock pursuant to which we are currently required to reserve an aggregate of 1,000,000 shares of our Common Stock, which increases to 15,000,000 shares within 75 days from the date of the note, which is July 22, 2019, until such time as an amendment to our Article of Incorporation is approved by you, our shareholders, and our amended charter is promptly filed with the Florida Secretary of State to effectuate the charter amendment.

Our board of directors believes that having such additional authorized shares of common stock available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of additional shareholders’ meetings unless such approval is expressly required by applicable law. Although such issuance of additional shares with respect to financings and potential acquisitions would dilute existing shareholders, management believes that such transactions would increase the overall value of the Company to its shareholders.

This is a crucial issue for the Company, and as such, it is important that you sign, date and return your proxy as instructed on the enclosed proxy card. If you are a shareholder of record and attend the Special Meeting in person, you may revoke your proxy and vote at the Special Meeting if you wish.

Sincerely,

Seth M. Shaw,

Chief Executive Officer

and Member of the Board of Directors

If you have any questions or require any assistance in voting your shares, please call us at 800-690-6903

1 Total reflects the inclusion of a 1,000,000 share reserve under the terms of the convertible note entered into by the company on July 22, 2019.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 10, 2019

To the shareholders of Tauriga Sciences, Inc.:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of Tauriga Sciences, Inc., a Florida corporation (the “Company”) to be held at 555 Madison Avenue, 5th Floor, New York, New York 10022 on September 10, 2019 at 9:00 A.M., Eastern Standard Time. For your convenience, you may also attend the Special Meeting online at www.virtualshareholdermeeting.com/TAUG2019SM. For further instructions on how to participate online, please see information set forth in the accompanying Proxy Statement.

The Special Meeting will be held for the following purposes:

1.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 100,000,000 shares to 400,000,000 shares (“Proposal 1”); and

2.	To approve any adjournments or postponements thereof to solicit additional proxies if there are insufficient votes cast to attain quorum or approval of Proposal 1, and to consider and transact such other business as may properly come before the meeting.

The above-referenced proposals, taken together are collectively referred to herein as the “Proposals”. This is an important issue for the Company and, as such, whether or not you attend the Special Meeting, we encourage you to vote your shares as soon as possible. Please sign, date, and return your proxy, or submit your proxy by telephone or Internet, as instructed on the enclosed proxy card.

The Board of Directors unanimously recommends that you vote FOR Approval of the above-referenced Proposals.

Only shareholders of record at the close of business on July 29, 2019 are entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

Seth M. Shaw,
Chief Executive Officer
and Member of the Board of Directors

August , 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER’ MEETING TO BE HELD ON SEPTEMBER 10, 2019:

The proxy statement for the Special Meeting is available at www.tauriga.com.

You may also request hard copies of these documents free of charge by writing to:

Tauriga Sciences, Inc.

555 Madison Avenue, 5th Floor

New York, New York 10022

Attention: Corporate Secretary

TAURIGA SCIENCES, INC.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

INFORMATION ABOUT THE SPECIAL MEETING

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Tauriga Sciences, Inc, a Florida corporation (the “Company”), to be voted at a special meeting of shareholders to be held on September 10, 2019 at 9:00 a.m., Eastern Standard Time, at 555 Madison Avenue, New York, New York 10022 or as attended via www.virtualshareholdermeeting.com/TAUG2019SM (the “Special Meeting”), and any postponements or adjournments thereof. This proxy statement and accompanying form of proxy were first mailed to shareholders on or about August    , 2019.

INFORMATION ABOUT SOLICITATION AND VOTING

The cost of the solicitation of proxies will be borne by the Company. Solicitation may also be made by the officers, directors, employees or consultants of the Company in person, by telephone or otherwise without additional compensation for such services.

All shareholders may view and print the Proxy Statement at www.proxyvote.com. The Proxy Statement is also available on the Company’s website at www.tauriga.com.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Special Meeting is being held to consider and vote on the following matters:

1. Approval of a proposal to amend the Company’s Articles of Incorporation to increase the total number of authorized shares of our Common Stock, par value $.00001 per share (“Common Stock”) from 100,000,000 to 400,000,000 shares (“Proposal 1”);

2. Approval of a proposal for the adjournment of the Special Meeting to permit the Company to solicit additional proxies, if there are insufficient proxies at the Special Meeting to attain quorum or approval of Proposal 1.

The Board of Directors recommends that you vote for FOR the foregoing Proposals.

WHERE WILL THE SPECIAL MEETING BE HELD?

For your convenience, you may attend the Special Meeting either online at www.virtualshareholdermeeting.com/TAUG2019SM or in person at 555 Madison Avenue, 5th Floor, New York, New York 10022.

WHAT ITEMS WILL BE VOTED UPON AT THE SPECIAL MEETING?

At the Special Meeting and any adjournment or adjournments of the Special Meeting, the Company’s shareholders will be asked to consider and act upon (1) a proposal to change the number of authorized shares of Common Stock of the Company to 400,000,000, and (2) any adjournment of the Special Meeting to permit the Company to solicit additional proxies if there are insufficient proxies at the Special Meeting to attain quorum or approval of Proposal 1.

WHO CAN VOTE?

Only holders of record of the Company’s Common Stock at the close of business on July 29, 2019 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting and any adjournments of the Special Meeting. You are entitled to one vote for each share of Common Stock held on that Record Date on each matter submitted for a vote of the shareholders. On the Record Date, there were 75,895,090 shares of the Company’s Common Stock outstanding and entitled to vote.

WHAT IS THE PURPOSE OF THE INCREASE IN AUTHORIZED CAPITAL STOCK?

The increase in authorized Common Stock to 400,000,000 shares is necessary in order to create the legal authority for the Company to be able to reserve and issue sufficient shares for the retention or hiring of employees, advisors or consultant retention incentives, to satisfy its currently convertible promissory notes and any future convertible promissory notes, equity investments, debt reduction and to provided added flexibility to address future business needs and opportunities as they arise.

We currently have 2,754,326 shares of Common Stock available under our Articles of Incorporation based on the number of shares of our Common Stock currently issued and outstanding (75,895,090) and the shares of Common Stock reserved under our contractual agreements (21,350,584)2. In addition, we are party to an outstanding debt instrument convertible into shares of Common Stock pursuant to which we are currently required to reserve an aggregate of 1,000,000 shares of our Common Stock, which increases to 15,000,000 shares upon approval by a majority of the votes cast (assuming quorum is present) by you, our shareholders, at this Special Meeting within 75 days from the date of the note, which is July 22, 2019. Following shareholder approval, an amendment to our Article of Incorporation will be promptly filed with the Florida Secretary of State to effectuate the charter amendment. In order to remedy our share limitation issue, our board of directors has authorized the filing of this proxy statement to, among other things, seek shareholder approval of the above described charter amendment, which it has unanimously recommended be approved.

2 Total reflects the inclusion of a 1,000,000 share reserve under the terms of the convertible note entered into by the company on July 22, 2019.

WHY DID I RECEIVE NOTICE OF INTERNET AVAILABILITY?

The Security and Exchange Commission adopted rules for the electronic distribution of proxy materials. In addition to mailing the proxy materials to shareholders, we have elected to provide access to our proxy materials on the Internet, so that shareholders may view the proxy materials there.

HOW CAN I VOTE WITHOUT ATTENDING THE SPECIAL MEETING?

There are several different methods shareholders can use to vote their shares at the Special Meeting (in addition to attending in person):

1.	By Internet: You can submit a proxy over the Internet to vote your shares by following the instructions provided on the proxy card included in the proxy materials you received;

2.	By telephone: You can submit a proxy over the telephone by following the instructions provided on the proxy card;

3.	By mail: You can submit a proxy by mail to vote your shares by completing, signing, and returning the proxy card accompanying the proxy materials by using the pre-addressed, postage-paid envelope that is provided; or

4.	During the Special Meeting: You may participate and vote via the Internet during the Special Meeting. If you desire to vote during the meeting, please follow the instructions for attending and voting during the Special Meeting posted at www.virtualshareholdermeeting.com/TAUG2019SM. Alternatively, you may vote in person at the Special Meeting by submitting the ballot that will be provided to you at the Special Meeting. Instructions on how to attend and participate in the Special Meeting online can also be found at www.proxyvote.com.

If your shares of Common Stock are registered in your name on the books and records of our transfer agent, then you are the shareholder of record. If you are the shareholder of record, you have the right to vote your shares by proxy, telephone or to attend the Special Meeting and vote virtually via the Internet or in person.

If your shares of Common Stock are held for you in the name of your broker, bank or other nominee, then your shares are held in “street name.” While you are the beneficial owner of those shares, you are not considered the record holder. As the beneficial owner of shares of the Company’s Common Stock, you have the right to instruct your bank, broker, or other nominee how to vote your shares. However, since you are not the record holder of your shares, you may not vote these shares in person at the Special Meeting unless you obtain a legal proxy from your bank, broker, or other nominee. If you hold your shares in “street name” through a bank, broker or other holder of record, please refer to the materials provided to you by your bank, broker or other holder of record for information on communicating your voting instructions.

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New York Stock Exchange determines such proposal to be “non-routine,” failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s names will have the same effect as a vote against Proposal 1, but will have no effect with respect to Proposal 2. If the New York Stock Exchange determines any such proposal to be “routine,” brokers will have voting authority to vote proxies for uninstructed shares according to their discretion for that proposal. A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.

HOW CAN I CHANGE MY VOTE?

Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by submitting a later-dated proxy prior to a vote being taken at the Special Meeting. Attendance at the Special Meeting alone will not be sufficient to revoke a previously submitted proxy. If you hold shares through a broker or nominee (that is, in “street name”), please follow their directions on how to revoke previously submitted instructions relating to your shares.

WHAT IF I SIGN AND RETURN MY PROXY CARD BUT I DO NOT INCLUDE VOTING INSTRUCTIONS?

If you are a shareholder of record and you sign and return a proxy card without giving specific voting instructions, or you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting. If a shareholder of record attends the Special Meeting, he or she may vote in person or through the internet by following the instructions for attending and voting during the Special Meeting posted at www.virtualshareholdermeeting.com/TAUG2019SM. If you hold shares through a broker or nominee (that is, in “street name”), please follow their directions on how to vote your shares.

WHAT CONSTITUTES A “QUORUM” FOR THE SPECIAL MEETING?

Shareholders of record as of the close of business on the Record Date are entitled to one vote at the Special Meeting for each share of Common Stock of the Company then held by each shareholder. As of the Record Date, the Company had 75,895,090 shares of Common Stock issued and outstanding. The holders of a majority of the issued and outstanding shares of the Company’s Common Stock entitled to vote at the Special Meeting present, in person, including online attendance, or represented by proxy constitutes a quorum. A quorum is necessary to conduct business at the Special Meeting. Abstentions will be considered present for purposes of determining the presence of a quorum at the Special Meeting. Broker non-votes, if any, will not be considered present for purposes of determining the presence of a quorum at the Special Meeting if the New York Stock Exchange determines both of the proposals to be “non-routine,” but will be considered present for purposes of determining the presence of a quorum at the Special Meeting if the New York Stock Exchange determines either of the proposals to be “routine.” A broker non-vote occurs when a broker or other nominee (which has voted on one or more matters at the meeting) who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES AM I ENTITLED TO CAST?

You are entitled to cast one vote for each share of Common Stock you own on the Record Date, on each matter brought before a vote of the shareholders at the Special Meeting.

HOW MANY VOTES ARE REQUIRED TO AUTHORIZE THE AMENDMENT OF THE ARTICLES TO CHANGE AUTHORIZED CAPITAL STOCK TO 400,000,000 SHARES?

On July 29, 2019, the Record Date for determination of shareholders entitled to vote at the Special Meeting, there were issued and outstanding and entitled to vote 75,895,090 shares of our Common Stock. Pursuant to Section 607.0725 of the Florida Statutes, shareholder approval of an action is made by the approval of a majority of the shares entitled to be voted and in attendance (in person, including online attendance, or by proxy) at the meeting at which a quorum (constituting a majority of the votes entitled to be cast on the matter) is present. Thus, the proposal to approve the amendment to the Articles of Incorporation of the Company to increase the authorized Common Stock to 400,000,000 shares requires the affirmative vote of a majority of the votes cast at the Special Meeting, provided a quorum is present.

DISSENTER’S RIGHT OF APPRAISAL.

No action will be taken in connection with the proposals described in this Proxy Statement for which Florida law, the Company’s Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s shares. Thus, there are no Dissenter’s Rights involved.

OTHER MATTERS.

The Company’s Board of Directors knows of no other business which will be presented for consideration at the Special Meeting, other than those matters described above. However, if any other business should come before the Special Meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The Company will bear the costs of soliciting proxies. In addition to solicitations by independent companies we may employ, our directors, officers, consultants and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. The Company will reimburse these persons for their reasonable expenses in connection with any of these solicitations. In addition, the Company will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and the Company will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

PROPOSAL 1

APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 400,000,000 SHARES

Our Articles of Incorporation currently authorizes 100,000,000 shares of Common Stock. $.00001 par value per share.

The Board of Directors has unanimously approved and adopted, subject to shareholder approval, an amendment to our Articles of Incorporation, providing for an increase in the authorized number of shares of Common Stock from 100,000,000 to 400,000,000. The following is the text of the proposed amendment to the first paragraph of Article SECOND of the Articles of Incorporation.

SECOND: The aggregate number of shares which the Corporation shall have authority to issue is 400,000,000 shares of Common Stock, $0.00001 par value per share.

As of July 29, 2019, the Record Date for our special meeting, there were 75,895,090 shares of Common Stock outstanding, held by approximately 1,272 shareholders of record, which does not include shareholders whose shares are held in street or broker, bank or other nominee. Our Common Stock trades on the OTC Markets under the symbol “TAUG.”

If this Proposal is approved by our shareholders, the Amendment to our Articles of Incorporation will become effective upon the filing of an Articles of Amendment with the Florida Secretary of State, which filing would be expected to take place as soon as practicable following the special meeting.

Current Obligations of the Company to Issue Other Shares of Common Stock

As of July 29, 2019, the Company has issued and outstanding warrants to purchase up to 820,932 shares of Common Stock at an exercise price ranging from $0.75 to $1.50 per share. The warrants are exercisable at dates ranging from August 2019 through January 2021.

The Company also has stock options outstanding to purchase up to 133,334 shares of the Company’s common stock, at an exercise price of $7.50 per share. The outstanding stock options will expire in February 2022. The Company does not expect any of these options to be exercised.

Future Issuances of Shares by the Company

Except as set forth above, the Company does not have any current written plans, agreements or arrangements to issue additional equity based capital; however, the Board of Directors believes it is critical to ensure there is sufficient share capital to enable the Company to utilize these shares in potential future business acquisitions of or joint ventures with other businesses that would be a good fit for the current business model, to meet existing contractual obligations and to have the flexibility to issue additional shares of Common Stock in excess of the amount which is currently authorized without further shareholder action. The Board believes that the availability of such additional shares will provide our Company with the flexibility to (i) issue Common Stock for possible future financings, stock dividends, acquisitions, repayment of indebtedness or stock option plans, (ii) provide liquidity for funding possible acquisitions or other strategic investments, or (iii) issue Common Stock for employee or consultant incentives or other general corporate purposes that may be identified in the future by the Board. While the Board of Directors continually considers our capital structure and various financing alternatives, the Board has no commitments to issue any additional shares of Common Stock at this time. The Board of Directors will determine whether, when and on what terms the issuance of shares may be warranted in the future in connection with our capital structure and financing needs.

As is the case with the current authorized but unissued shares of Common Stock, the additional shares of Common Stock authorized by this proposed amendment could be issued upon approval by the Board of Directors without further vote of our shareholders except as may be required in particular cases by applicable law, regulatory agencies or other rules to which we might be subject. Under Florida law, shareholders who do not vote for this Proposal are not entitled to appraisal rights with respect to their shares of Common Stock.

The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for shareholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such shareholders’ voting power. Our shareholders do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that shareholders do not have a period right to purchase any new issue of Common Stock in order to maintain their proportionate ownership interest in the Company.

If we issue additional shares of Common Stock or securities convertible into or exercisable for Common Stock, such issuance would have a dilutive effect on the voting power and could have a dilutive effect on the earnings per share of the Company’s currently outstanding shares of Common Stock. Additionally, the Company has no current intention of using additional shares of Common Stock as an anti-takeover defense, however, such an issuance could be used to create impediments to or otherwise discourage persons attempting to gain control of the Company (through dilutive offerings or otherwise).

Current Obligations of the Company to Issue Shares under Certain Convertible Note Agreements

As of July 29, 2019, the Company had approximately $494,000 in convertible debt outstanding, including accrued but unpaid interest. Pursuant to the terms of these convertible notes, the Company is required to reserve for issuance anywhere from one and a one-half times the number of shares the Company may have to issue based on various discounts to the Company’s current market price of its Common Stock to a capped fixed number of shares.

Based on the Company’s Common Stock closing price of $0.041 per share on July 23, 2019 and taking into account the discount rates for the applicable notes, the Company is required to reserve approximately 16,200,000 shares of its Common Stock under the terms of its convertible notes subject to the convertible note holder’s beneficial ownership limitations of either 4.99% or 9.99% contained in each of the convertible notes.. We currently have 2,754,326 shares of Common Stock available under our Articles of Incorporation based on the number of shares of our Common Stock currently issued and outstanding (75,895,090) and the shares of Common Stock reserved under our contractual agreements (21,350,584)3. In addition, we are party to an outstanding debt instrument convertible into shares of Common Stock pursuant to which we are currently required to reserve an aggregate of 1,000,000 shares of our Common Stock, which increases to 15,000,000 shares upon approval by a majority of the votes cast (assuming quorum is present) by you, our shareholders, at this Special Meeting within 75 days from the date of the note, which is July 22, 2019. The issuance of this convertible debt instrument was completed pursuant to a private placement exempt from registration under the Securities Act of 1933, and was for $55,000, which resulted in net proceeds to the Company of $48,000 after deductions for original issue discounts of $5,000 and $2,000 in payment of legal fees. We have used the proceeds of this convertible debt instrument to continue paying our manufacturer for additional inventory for our products. There are no preemptive or other similar rights attached to the shares of common stock issuable upon conversion. Should this convertible debt instrument be fully converted into shares of our common stock, as of July 29, 2019, the date of the initial Preliminary Proxy Statement, an aggregate of 2,119,462 shares of common stock would be issued (inclusive of interest through such date). The Company has the option to prepay this note in cash within the first 180 days of entry.

Following shareholder approval, an amendment to our Article of Incorporation will be promptly filed with the Florida Secretary of State to effectuate the charter amendment. In the event the market value of the Company’s Common Stock were to decline, the Company would be required to issue potentially a greater number of shares of Common Stock under the convertible notes.

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve Proposal 1, providing a quorum is present. Abstentions will be counted as present for purposes of determining the presence of a quorum. Broker non-votes, if any, will not be considered present for purposes of determining the presence of a quorum at the Special Meeting if the New York Stock Exchange determines that both of the proposals to be “non-routine,” but will be considered present for purposes of determining the presence of a quorum at the Special Meeting if the New York Stock Exchange determines either of the proposals to be “routine.” Shares that are not represented at the Special Meeting with respect to this proposal, will have the same practical effect as a vote against this proposal.

The Board UNANIMOUSLY recommends a vote FOR Proposal 1 to amend our Articles of Incorporation.

3 Total reflects the inclusion of a 1,000,000 share reserve under the terms of the convertible note entered into by the company on July 22, 2019.

PROPOSAL 2

GRANT DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

We are soliciting proxies to grant discretionary authority to the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting and any later adjournments (the “Adjournment Proposal”) to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 1 or if a quorum is not present at the Special Meeting, the Company may adjourn the Special Meeting for the purpose of achieving a quorum. Any such adjournment may be made without notice, other than the announcement made at the Special Meeting, by the affirmative vote of a majority of the shares of common stock present and entitled to vote at the Special Meeting.

The vote on the Adjournment Proposal is a vote separate and apart from the vote on Proposal 1. If the Adjournment Proposal is presented at the Special Meeting and is not approved, management may not be able to adjourn the Special Meeting to a later date. As a result, we would not be permitted to increase our authorized shares of Common Stock at this time.

If the shareholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1. Among other things, even if proxies representing a sufficient number of votes against Proposal 1 have been received, we could adjourn the Special Meeting without a vote on Proposal 1, and seek to convince the holders of those shares to change their votes to votes in favor of Proposal 1.

Vote Required

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve the Adjournment Proposal. Abstentions and broker non-votes, if applicable, with respect to this proposal will not be counted for the purpose of determining the number of votes cast and will, therefore, not have any effect with respect to this adjournment proposal; but may be counted for purposes of determining whether a quorum is present.

The Board UNANIMOUSLY recommends a vote FOR Proposal 2 to approve granting discretionary authority to adjourn or postpone the Special Meeting

SECURITIES BENEFICIALLY OWNED BY
MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 31, 2019, including:

●	each person or entity who is known by us to own beneficially more than 5% of any class of outstanding voting securities;

●	each named executive officer and each director; and

●	all of our executive officers and directors as a group.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, each entity or person listed below maintains an address c/o Tauriga Sciences, Inc., 555 Madison Avenue, 5th Floor, New York, New York 10022.

The number of shares beneficially owned by each shareholder is determined under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after July 29, 2019 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
Non-employee Directors:
David L. Wolitzky	130,874	*
Thomas J. Graham	120,001	*

Named Executive Officers:
Seth M. Shaw (Chief Executive Officer and Board member)	3,685,201	5%
Kevin P. Lacey (Chief Financial Officer)	266,667	*

All directors and named executive officers as a group (4 persons)	4,202,743	5.5%

* Denotes less than 1%.

HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple shareholders in your household. If you would prefer to receive separate copies of a proxy statement, our annual report or our quarterly report either now or in the future, please contact your bank, broker or other nominee. Upon written or oral request to Tauriga Sciences, Inc., Attn: Corporate Secretary, 555 Madison Avenue, 5th Floor, New York, New York 10022, we will provide copies of these materials; or you may request copies from Broadridge Financial Solutions Inc. by calling them at (866) 540-7095 or in writing at 51 Mercedes Way, Edgewood, NY 11717, Attention: Householding Department.

AVAILABILITY OF CERTAIN DOCUMENTS

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this Proxy Statement, by going to the Investor Relations page of our corporate website at www.taurigasciences.com. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.

Our Annual Report on Form 10–K, including financial statements for the year ended March 31, 2019, accompanies, or has been mailed to you immediately prior to, this Proxy Statement. If requested in writing by a person solicited by this Proxy Statement, we will provide you without charge a copy of our Annual Report on Form 10–K and any subsequent Quarterly Report on Form 10-Q, each as filed with the SEC for our most recently completed fiscal year and quarter, respectively. Such request should be sent to our Corporate Secretary, 555 Madison Avenue, 5th Floor, New York, New York 10022. Such information is also available under the Investor Relations section of our website and from the SEC through the SEC website at the address provided above.

OTHER MATTERS

The Board of Directors does not intend to present to the Special Meeting any business other than the item stated in the “Notice of Special Meeting of Shareholders” and does not know of any other matters to be brought before or voted upon at the meeting other than those referred to above. If any other matters properly come before the meeting, it is the intention of the proxies named in the enclosed Proxy to vote the shares represented thereby with respect to such matters in accordance with their best judgment.

Whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed stamped envelope.

TAURIGA SCIENCES, INC.

555 MADISON AVENUE

5TH FLOOR

NEW YORK, NY 10022

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the Special Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/TAUG2019SM

You may attend the Special Meeting via the internet and vote during the Special Meeting until voting is closed. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – (800) 690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON

Attend and vote at the Special Meeting being held at 555 Madison Avenue, 5th Floor, New York, NY 10022.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TAURIGA SCIENCES, INC.

The Board of Directors recommends you vote FOR Proposals 1 and 2:

		For	**Against**	**Abstain**
1.	To approve an amendment to the Articles of Incorporation to increase our authorized Common Stock shares to 400,000,000.	☐	☐	☐
2.	To authorize the adjournment of the Special Meeting if necessary or appropriate.	☐	☐	☐

THE PROXIES are authorized to vote in their discretion upon such other business, if any, as may properly come before the Special Meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.

	Yes	**No**
Please indicate if you plan to attend this meeting.	☐	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

To the Shareholders of Tauriga Sciences, Inc.:

The Special Meeting (“Special Meeting”) of Tauriga Sciences, Inc. (“Tauriga”) will be held on September 10, 2019, 9:00 a.m. Eastern Time, at 555 Madison Avenue, 5th Floor, New York, NY 10022 to vote on the following matters:

1.	The approval of an amendment to the Articles of Incorporation to increase the Company’s authorized shares of Common Stock, par value $.00001 per share, to 400,000,000; and

2.	To authorize the adjournment of the Special Meeting if necessary or appropriate.

The proxy statement contains information regarding the Special Meeting, including information on the matters to be voted on prior to and during the Special Meeting. If you have chosen to view our proxy statements over the Internet instead of receiving paper copies in the mail, you can access our proxy statement and vote at www.proxyvote.com.

Your vote is important. Whether or not you expect to attend the Special Meeting, we encourage you to promptly vote these shares by one of the methods listed on the reverse side of this proxy card.

You will be also able to attend the Special Meeting via live audio webcast by visiting Tauriga’s virtual meeting website at www.virtualshareholdermeeting.com/TAUG2019SM on September 10, 2019, at 9:00 a.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials or on your proxy card if you receive materials by mail. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Special Meeting on the meeting website. Further instructions on how to attend and participate in the Special Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Sincerely,

Seth M. Shaw,

Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TAURIGA SCIENCES, INC.

The undersigned hereby appoints Seth M. Shaw with power to act and with power of substitution, as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the other side, all the shares of Tauriga Sciences, Inc. Common Stock which the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Special Meeting of the Company to be held September 10, 2019 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSAL 1 AND 2, AND SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side.)